                 AmeriCredit Automobile Receivables Trust 1996-B
               6.50% Automobile Receivables - Backed Certificates
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Pooling and Servicing Agreement, relating to the formation of the AmeriCredit Automobile Receivables Trust 1996-B, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Trustee, dated as of April 30, 1996. Defined terms have the meanings assigned to them in the Pooling and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowlege of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:     07/01/96
Monthly Period Ending:        07/31/96




I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     A.   Beginning of period Principal Balance                                                                  $121,489,988
                                                                                                                 ------------

     B.   Monthly Principal Amounts

          (1)  Collections on Receivables outstanding
                 at end of period                                                               3,698,476
                                                                                              -----------
          (2)  Collections on Receivables paid off
                 during period                                                                    946,106
                                                                                              -----------
          (3)  Receivables becoming Liquidated Receivables
                 during period                                                                    474,744
                                                                                              -----------
          (4)  Receivables becoming Purchased Receivables
                 during period
                                                                                              -----------
          (5)  Cram Down Losses occurring during period
                                                                                              -----------
          (6)  Other Receivables adjustments                                                       (8,021)
                                                                                              -----------
          (7)  Less amounts allocable to Interest                                              (1,958,292)
                                                                                              -----------

          Total Monthly Principal Amounts                                                                           3,153,013
                                                                                                                 ------------

     C.   End of period Principal Balance                                                                        $118,336,975
                                                                                                                 ------------
     D.   Pool Factor                                                                                               93.900564%
                                                                                                                 ------------

II.  MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:


                                                                            CLASS A              CLASS B             TOTAL
                                                                            -------              -------             -----


     A.   Beginning of period Certificate Balance                        $111,770,789          $9,719,199        $121,489,988
                                                                         ----------------------------------------------------

     B.   Certificateholders' Principal Distributable Amount                2,900,772             252,241           3,153,013
            (92% of I.B. for Class A and                                 ----------------------------------------------------
            8% of I.B. for Class B)

     C.   End of period Certificate Balance                              $108,870,017          $9,466,958        $118,336,975
                                                                         ----------------------------------------------------

     D.   Certificate Factor                                                93.900564%          93.900564%          93.900564%
                                                                         ----------------------------------------------------



III. RECONCILIATION OF COLLECTION ACCOUNT:

     A.   Available Funds:

          (1)  Collections on Receivables during period
                 (net of Liquidation Proceeds)                                                 $4,644,582
                                                                                              -----------
          (2)  Liquidation Proceeds collected
                 during period                                                                    222,879
                                                                                              -----------
          (3)  Purchase Amounts deposited in Collection
                 Account
                                                                                              -----------
          (4)  Investment income                                                                   15,567
                                                                                              -----------
          (5)  Collection of Supplemental Servicing Fees                                           34,238
                                                                                              -----------

          Total Available Funds                                                                                     4,917,266
                                                                                                                 ------------

     B.   Distributions:

          (1)  Basic Servicing Fee and Supplemental Servicing Fees                                283,292
                                                                                              -----------
          (2)  Agent fees                                                                           6,074
                                                                                              -----------
          (3)  Class A Interest Distributable Amount                                              605,425
                                                                                              -----------
          (4)  Class A Principal Distributable Amount                                           2,900,772
                                                                                              -----------
          (5)  Security Insurer Premiums                                                           31,754
                                                                                              -----------
          (6)  Class B Coupon Interest Amount                                                      52,646
                                                                                              -----------
          (7)  Class B Principal Distributable Amount                                             252,241
                                                                                              -----------
          (8)  Class B Excess Interest Amount                                                     785,062
                                                                                              -----------

          Total distributions                                                                                       4,917,266
                                                                                                                 ------------


     C.   Deficiency Claim Amount                                                                                          $0
                                                                                                                 ------------


IV.  RECONCILIATION OF SPREAD ACCOUNT:

     A.   Beginning of period Spread Account balance                                                               $3,593,658
                                                                                                                 ------------
     B.   Additions to Spread Account

          (1)  Distributions to Class B Certificateholders                                      1,089,949
                 (Total of III.B. (6), (7) and (8))
                                                                                              -----------
          (2)  Investment income                                                                   13,917
                                                                                              -----------

          Total Additions                                                                                           1,103,866
                                                                                                                 ------------

     C.   Spread Account balance prior to withdrawals                                                               4,697,524
                                                                                                                 ------------

     D.   Requisite Amount of Spread Account

          (1)  6% of end of period Principal Balance                                            7,100,219
                                                                                              -----------
          (2)  $100,000                                                                           100,000
                                                                                              -----------
          (3)  2.5% of Cut-off Date Principal Balance                                           3,150,593
                                                                                              -----------
          (4)  End of period Class A Certificate Balance                                      108,870,017
                                                                                              -----------
          (5)  Lesser of (3) or (4)                                                             3,150,593
                                                                                              -----------
          (6)  Greater of (2) or (5)                                                            3,150,593
                                                                                              -----------
          (7)  12% of end of period Principal Balance if Trigger Date                                   0
                                                                                              -----------

          Requisite Amount of Spread Account (greater
            of (1) or (6) or (7) if applicable)                                                                    7,100,219
                                                                                                                 ------------




     E.   Withdrawals from Spread Account

          (1)  Priority First - Deficiency Claim Amount
                                                                                              -----------
          (2)  Priority Second through Sixth
                                                                                              -----------
          (3)  Priority Seventh  (C. minus D.)                                                          0
                                                                                              -----------

          Total withdrawals                                                                                                 0
                                                                                                                 ------------

     F.   End of period Spread Account balance                                                                     $4,697,524
                                                                                                                 ------------

V.   PERFORMANCE TESTS:

     A.   Delinquency Ratio

          (1)  Receivables with Scheduled Payment
                 delinquent more than 30 days
                 at end of period                                                             $10,168,131
                                                                                              -----------
          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 30
                 days at end of period
                                                                                              -----------
          (3)  Beginning of period Principal Balance                                          121,489,988
                                                                                              -----------
          (4)  Delinquency Ratio (1)+(2) divided by (3)                                                                  8.37%
                                                                                                                 ------------
          (5)  Previous Monthly Period Delinquency Ratio                                                                 6.55%
                                                                                                                 ------------
          (6)  Second previous Monthly Period Delinquency Ratio                                                          3.50%
                                                                                                                 ------------
          (7)  Average Delinquency Ratio (4)+(5)+(6)
                 divided by 3                                                                                            6.14%
                                                                                                                 ------------
          (8)  Compliance (Delinquency Test Failure is a
                    Delinquency Ratio equal to or greater than 14%)                                                   yes
                                                                                                                 ------------

     B.   Default Ratio

          (1)  Receivables becoming Defaulted Receivables
                 during period                                                                 $1,499,741
                                                                                              -----------
          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 30
                 days at end of period
                                                                                              -----------
          (3)  Beginning of period Principal Balance                                          121,489,988
                                                                                              -----------
          (4)  Default Ratio (1)+(2) x 12 divided by (3)                                                                14.81%
                                                                                                                 ------------
          (5)  Previous Monthly Period Default Ratio                                                                     3.59%
                                                                                                                 ------------
          (6)  Second previous Monthly Period Default Ratio                                                              1.36%
                                                                                                                 ------------
          (7)  Average Default Ratio (4)+(5)+(6)
                 divided by 3                                                                                            6.59%
                                                                                                                 ------------
          (8)  Compliance (Default Test Failure is a
                 Default Ratio equal to or greater than 21%)                                                          yes
                                                                                                                 ------------

     C.   Net Loss Ratio

          (1)  Receivables becoming Liquidated Receivables
                 during period                                                                   $474,744
                                                                                              -----------
          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 30
                 days at end of period
                                                                                              -----------
          (3)  Cram Down Losses occurring during period
                                                                                              -----------
          (4)  Liquidation Proceeds collected
                 during period                                                                   (222,879)
                                                                                              -----------
          (5)  Beginning of period Principal Balance                                          121,489,988
                                                                                              -----------



          (6)  Net Loss Ratio (1)+(2)+(3)-(4) x 12
                 divided by (5)                                                                                          2.49%
                                                                                                                 ------------
          (7)  Previous Monthly Period Net Loss Ratio                                                                    0.43%
                                                                                                                 ------------
          (8)  Second previous Monthly Period Net Loss Ratio                                                             0.31%
                                                                                                                 ------------
          (9)  Average Net Loss Ratio (6)+(7)+(8)
                 divided by 3                                                                                            1.08%
                                                                                                                 ------------
          (10) Compliance (Net Loss Test Failure is a
                 Net Loss Ratio equal to or greater than 12%)                                                         yes
                                                                                                                 ------------

VI.  DELINQUENCY:

     A.   Receivables with Scheduled Payment delinquent

          (1)  31-60 days                                                                     #       739          $7,571,911
                                                                                              -------------------------------
          (2)  61-90 days                                                                             206           1,915,984
                                                                                              -------------------------------
          (3)  over 90 days                                                                            67             680,236
                                                                                              -------------------------------

          Receivables with Scheduled Payment delinquent
            more than 30 days at end of period                                                      1,012         $10,168,131
                                                                                              -------------------------------

VII. MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.   Beginning of period number of Receivables                                                                    12,077
                                                                                                                 ------------

     B.   Number of Receivables becoming Liquidated
            Receivables during period                                                                                      47
                                                                                                                 ------------

     C.   Number of Receivables becoming Purchased
            Receivables during period
                                                                                                                 ------------

     D.   Number of Receivables paid off during period                                                                    111
                                                                                                                 ------------

     E.   End of period number of Receivables                                                                          11,919
                                                                                                                 ------------


VIII.     STATISTICAL DATA:

     A.   Weighted Average APR of the Receivables                                                                       20.43%
                                                                                                                 ------------

     B.   Weighted Average Remaining Term of the Receivables                                                            45.44
                                                                                                                 ------------

     C.   Average Receivable Balance                                                                                   $9,928
                                                                                                                 ------------






AmeriCredit Financial Services, Inc.


By:       /s/ Daniel E. Berce
          -----------------------------------
Name:     Daniel E. Berce
          -----------------------------------
Title:    Executive Vice-President
          -----------------------------------
          Chief Financial Officer & Treasurer
          -----------------------------------
Date:     August 5, 1996
          -----------------------------------